Exhibit 99.1

August 5, 2024

U.S. Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, NE

Washington, D.C. 20549

Re: Bio Essence Corp.

Ladies and Gentlemen:

We have read the statements in the Form 8-K, dated August 5, 2024 of Bio Essence Corp. (the “Registrant”) and we agree with such statements therein as related to our firm. We have no basis to and, therefore, do not agree or disagree with the other statements made by the Registrant in the Form 8-K.

Very truly yours,

/s/ Keith K Zhen CPA

Brooklyn, New York